UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D. C. 20549

                                     ------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  March 6, 2001

Commission File Number  000-28876

                      INTEGRATED HEALTH TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


                  Delaware                                22-2407475
      (State or other jurisdiction of                 (I.R.S. Employer
      incorporation or organization)                 Identification No.)


              201 Route 22
           Hillside, New Jersey                              07205
 (Address of principal executive offices)                 (Zip code)


Registrant's telephone number, including area code: (973) 926-0816

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INTEGRATED HEALTH TECHNOLOGIES, INC.
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ITEM 5: OTHER EVENTS AND REGULATION FD DISCLOSURE

     Integrated Health Technologies, Inc. has entered into an Agreement and plan of Reorganization with NuCycle Therapy, Inc. dated as of March 5, 2001 whereby Chem Acquisition Corp., a wholly-owned subsidiary of Integrated Health Technologies, Inc. will acquire NuCycle Therapy, Inc. and NuCycle Therapy, Inc will become a wholly-owned subsidiary of Integrated Health Technologies, Inc. Under the terms of this agreement, Integrated will issue 333,333 shares of its common stock and warrants to purchase an additional 500,000 shares of common stock in exchange for all the outstanding shares of NuCycle stock.. The exercise price of the warrants is $3.00 per share. The number of shares to be issued by Integrated shall be reduced by one share for each $1.50 of liabilities of NuCycle at closing in excess of $500,000.

In addition, each outstanding NuCycle warrant shall be cancelled and shall represent the right to receive the same number of warrants to purchase Integrated common stock at a purchase price of $8.00.

The merger is subject to approval by NuCycle stockholders, as well as the satisfaction of customary closing conditions and requirements.

Integrated Health Technologies, Inc. is a diversified group of companies providing contract manufacturing of vitamins and nutritional supplements, raw material sourcing and new product development and technical services to the nutraceutical and drug industries. It is headquartered in Hillside, New Jersey.

NuCycle  Therapy,  Inc. is engaged in the  development  and sale of  nutritional
formulations   based  on  plant  derived  minerals  through  NuCycle's  patented hyperaccumulation technology.

Integrated's common stock is traded on the Nasdaq SmallCap under the symbol "IHTC".

Integrated intends to file a registration statement, which will contain a prospectus of Integrated, and a proxy statement of NuCycle with the Securities and Exchange Commission. Investors and security holders are urged to read those documents and any other relevant documents that may be filed with the Securities and Exchange Commission when they become available. Investors and security holders will be able to obtain copies of the filed documents free of charge at the SEC's website, www.sec.gov or from Integrated Health Technologies, Inc., 201 Rt. 22, Hillside, New Jersey 07205.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

2.1 Agreement and Plan of Reorganization dated as of March 5, 2001 between Integrated Health Technologies, Inc. and NuCycle Therapy, Inc.

99.1 Press Release dated March 5, 2001

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SIGNATURES
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Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       INTEGRATED HEALTH TECHNOLOGIES, INC.

Date: March 13, 2001                   By: /s/ Seymour Flug
                                           ----------------------------------
                                           Seymour Flug,
                                           President and Chief Executive Officer

Date: March 13, 2001                   By: /s/ Eric Friedman
                                           ----------------------------------
                                           Eric Friedman,
                                           Chief Financial Officer


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